                          =============================
                          Annual Report August 31, 1998
                          =============================

                                   OPPENHEIMER
                                   Growth Fund


                                   [GRAPHIC]


                                     [LOGO]
                              OppenheimerFunds(R)
                            THE RIGHT WAY TO INVEST

                Contents

                3    President's Letter

                4    An Interview with Your Fund's Manager

                8    Fund Performance
--------------------------------------------------------------------------------
                13   Financial Statements

                37   Independent Auditors' Report
--------------------------------------------------------------------------------
                38   Federal Income Tax Information

                39   Officers and Trustees

                40   Information and Services


Report highlights
--------------------------------------------------------------------------------

o The Fund benefited most from our carefully selected holdings in the financial and large-cap technology sectors.

o Although high valuations led us to hold a relatively large cash position, which constrained performance, our strategy of seeking good companies at good prices enabled us to share in much of the market's rise.


=================================
Avg Annual Total Returns
=================================
For the 1-Year Period
Ended 8/31/98

Class A

 Without            With
 Sales Chg./1/      Sales Chg./2/
=================================
 (11.62)%           (16.70)%
=================================

Class B

 Without            With
 Sales Chg./1/      Sales Chg./2/
=================================
 (12.32)%           (16.20)%
=================================

Class C

 Without            With
 Sales Chg./1/      Sales Chg./2/
=================================
 (12.33)%           (13.11)%

Class Y

 Without            With
 Sales Chg./1/      Sales Chg./2/
=================================
 (11.38)%           (11.38)%
=================================


Total returns include changes in share price and reinvestment of dividends and capital gains distributions in a hypothetical investment for the periods shown. In reviewing performance and rankings, please remember that past performance does not guarantee future results. Investment return and principal value of an investment in the Fund will fluctuate so that an investor's shares, when redeemed, may be worth more or less than the original cost. Because of ongoing market volatility, the Fund's performance may be subject to substantial short-term changes. For updates on the Fund's performance, please contact your financial advisor, call us at 1-800-525-7048 or visit our website, www.oppenheimerfunds.com.

/1./ Includes changes in net asset value per share without deducting any sales charges. Such performance would have been lower if sales charges were taken into account.

/2./ Class A return includes the current maximum initial sales charge of 5.75%. Class B return includes the applicable contingent deferred sales charge of 5%. Class C return includes the contingent deferred sales charge of 1%. An explanation of the different performance calculations is in the Fund's prospectus. Class Y shares are not available for sale to individual shareholders. Class B and C shares are subject to a 0.75% asset-based sales charge.

2 Oppenheimer Growth Fund

[PHOTO]

Bridget A. Macaskill
President
Oppenheimer
Growth Fund


Dear shareholder,
--------------------------------------------------------------------------------

The performance of the financial markets over the past several months could be viewed as "A Tale of Two Markets." Until mid-July, the excitement surrounding the stock market's continued ascent to new record highs overshadowed the favorable economic environment that existed for bonds: low inflation and declining interest rates. However, since that time, stocks have declined sharply amid heightened volatility. Yet, the bond market remains poised to benefit from the same positive economic conditions that existed earlier in the year.

     Why have stocks faltered lately? The financial crises in Asia and Russia have negatively affected the earnings of some large U.S. corporations and have contributed to a slow-down in U.S. economic growth. Although slower economic growth has been negative for stocks, it should not adversely impact bonds. That's because slower economic growth generally means fewer inflationary pressures and less likelihood that interest rates will rise.

     What should you do during this period of relative uncertainty? If you have well-defined, long-term financial goals and an investment strategy designed to achieve them, we encourage you to stay the course. However, if you feel your financial plan is out-of-date or incomplete, now is the time to make improvements. The best way to cope with short-term volatility is to adhere to a long-term plan that contains proven strategies, such as diversification among various financial markets, geographic regions, investment styles and individual securities. A long-term plan will give you the focus and perspective you need to put short-term volatility in its proper context.

     As longstanding advocates of financial planning, we have been encouraged by our shareholders' rational responses to the latest market events. Many of you tell us that you have a long-term strategy in place, which includes diversifying your investment portfolio among a number of different asset classes in accordance with your tolerance for risk. At OppenheimerFunds, our portfolio management teams include seasoned professionals who have encountered extreme market volatility in the past, giving them the perspective required to address risks and take advantage of opportunities in turbulent markets. In our view, having a well-defined set of financial goals, a disciplined long-term strategy and the help of experienced investment professionals are all fundamental parts of The Right Way to Invest.

Sincerely,

/s/ Bridget A. Macaskill

Bridget A. Macaskill
September 22, 1998

3 Oppenheimer Growth Fund

"We also found attractive opportunities in consumer cyclicals, such as furniture and apparel."


An interview with your Fund's manager
--------------------------------------------------------------------------------

How has the Fund performed during the period?

Our comparatively large cash position restrained the Fund's performance relative to the stock market, but our successful stock selection strategy enabled us to share in much of the market's gains.

What investments did your strategy lead you to make?

We seek to buy companies we believe offer above-average growth potential at below-average prices. We evaluate companies one at a time to identify those that meet our criteria. For example, when prices of many technology stocks fell in late 1997 because of concerns over Asia, we identified a number of good opportunities. We took advantage of that situation by purchasing shares of strong growth companies like Compaq Computer Corp. and Gateway 2000 Inc., which continue to gain market share in the personal computer business.

     Similarly, during 1998, we put some of the Fund's cash to work by adding to our position in the consumer cyclical sector, particularly among apparel and furniture companies. Consumer spending was the primary force driving the U.S. economy throughout the year, so we sought greater exposure to companies providing the products consumers want. When the sector experienced temporary weakness during the course of the fiscal year, we acquired positions in companies we judged to have strong growth potential at favorable prices.

     We also found opportunities in the energy services sector, where stock prices fell sharply over concerns about lower energy usage. We were able acquire significant positions in several oil service companies at prices we consider attractive. Other opportunities in the basic materials area enabled us to purchase reasonably priced stocks of paper, chemicals and metals companies that met our investment criteria.

4 Oppenheimer Growth Fund

[PHOTO]

Portfolio Management Team (l to r)
Bob Doll (Portfolio Manager)
Jane Putnam


Did those purchases reduce the Fund's cash position?

To some degree they did. However, over the same period, a number of stocks in the Fund's portfolio rose to relatively high levels. These conditions led us to take profits by trimming our financial and technology sector holdings. For example, while SunAmerica, Inc. continues to be among our major holdings, we sold a portion of our stock after the price rose rapidly following a takeover offering from an insurance company. We followed a similar course with many of our large-cap technology stocks, such as Microsoft Corp. and BMC Software, Inc., which also reached what we believed were fairly full valuations.

     As a result, our cash position remained significant, despite the purchases discussed earlier. We continually seek new opportunities to put the Fund's cash to work. However, we stand by our disciplined approach of identifying one investment at a time, buying only companies available at below-average prices in which we see potential for above-average growth.

What were the Fund's most notable successes?

Our large holdings in the financial and technology sectors were responsible for much of the Fund's positive performance. In particular, two of our largest financial industry holdings were both acquired during the year at prices we believed were below their true valuation. The Fund realized substantial gains as a result of those transactions.

5 Oppenheimer Growth Fund

=================================
Avg Annual Total Returns
=================================
For the Periods Ended 9/30/98/1/

Class A

1 year    5 year    10 year
=================================
(14.94)%  12.84%    13.64%
=================================

Class B
                    Since
1 year    5 year    Inception
=================================
(14.44)%  12.95%    13.23%
=================================

Class C
                    Since
1 year    5 year    Inception
=================================
(11.28)%  N/A       11.17%
=================================

Class Y
                    Since
1 year    5 year    Inception
=================================
(9.53)%   N/A       15.79%
=================================


An interview with your Fund's manager
--------------------------------------------------------------------------------

What investments were disappointing?

The Fund has not yet benefited from its investments in the oil service sector. Oil service companies suffered during the year because of declining oil prices, which led many of the industry's players to cut back on new drilling and exploration. This situation caused the stock prices of many of our holdings to fall, although their businesses should remain on track in the long run. We believe that business will eventually improve in this sector because oil and gas remain necessary commodities in limited supply over the long term. As global demand for energy increases, we see the prospect for good growth at a reasonable price, and have chosen to hold our positions in this sector.

What is your outlook for the future?

We view the market's prospects over the coming months cautiously. However, we believe that many growth stocks are currently more attractively priced than they were earlier this year. To that extent, we view the recent decline in prices as an opportunity for us to selectively put the Fund's cash to work.


/1./ Total returns include changes in share price and reinvestment of dividends and capital gains distributions on a hypothetical investment for the periods shown. Class A returns include the current maximum initial sales charge of 5.75%. Class B returns include the applicable contingent deferred sales charge of 5% (1-year) and 2% (since inception on 8/17/93). Class C returns include the contingent deferred sales charge of 1% for the one-year period. An explanation of the different performance calculations is in the Fund's prospectus. Class Y shares are not available for sale to individual shareholders. Class B and C shares are subject to a 0.75% asset-based sales charge.

6 Oppenheimer Growth Fund

Sector Weightings/2/


[THE FOLLOWING TABLE WAS REPRESENTED BY A PIE CHART IN THE PRINTED MATERIAL.]

Cash Equivalents         38.2%
Technology               17.9
Financial                12.3
Consumer Cyclicals       10.3
Consumer Non-Cyclicals    6.0
Industrial                5.5
Energy                    5.5
Basic Materials           3.7
Utilities                 0.6


Over the longer term, we remain committed to our strategy of investing in well-known companies and market leaders characterized by below-average valuations and above-average earnings growth. It's a strategy that in the past has generally served our shareholders well and that we believe continues to make Oppenheimer Growth Fund part of The Right Way to Invest.

 Top 5 Industries/2/
-----------------------------------------
 Computer Hardware                  9.0%
-----------------------------------------
 Diversified Financial              5.3
-----------------------------------------
 Energy Services & Producers        4.6
-----------------------------------------
 Insurance                          4.4
-----------------------------------------
 Computer Software/Services         4.2
-----------------------------------------

 Top 10 Stock Holdings/2/
-----------------------------------------
 Compaq Computer Corp.              1.8%
-----------------------------------------
 Gateway 2000, Inc.                 1.8
-----------------------------------------
 Conseco, Inc.                      1.7
-----------------------------------------
 First Union Corp.                  1.2
-----------------------------------------
 SunAmerica, Inc.                   1.2
-----------------------------------------
 BMC Software, Inc.                 1.2
-----------------------------------------
 Dell Computer Corp.                1.1
-----------------------------------------
 EMC Corp.                          1.1
-----------------------------------------
 Philip Morris Cos., Inc.           1.0
-----------------------------------------
 USG Corp.                          0.9
-----------------------------------------


/2./ Portfolio is subject to change. Percentages are as of August 31, 1998 and are based on total market value of investments.

7 Oppenheimer Growth Fund

Fund performance
--------------------------------------------------------------------------------

How Has the Fund Performed? Below is a discussion by the Manager of the Fund's performance during its fiscal year ended August 31, 1998, followed by a graphical comparison of the Fund's performance to an appropriate broad-based market index.

    [_] Management's Discussion of Performance

During the past fiscal year that ended August 31, 1998, Oppenheimer Growth Fund's performance was influenced by low rates of U.S. inflation and strong levels of consumer spending and confidence. However, weakness in Asian economies and pressures on earnings introduced greater volatility into the stock market. The Fund's performance was somewhat constrained by its relatively large cash position. We found selected opportunities to put the Fund's cash to work buying temporarily depressed stocks in the technology and consumer cyclical sectors, as well as among oil service and basic materials companies. However, our investment discipline caused us to sell other stocks in the Fund's portfolio, particularly among financial and large-cap technology companies. As a result, at the end of the fiscal year we continued to maintain significant cash reserves as a buffer against volatility and a resource with which to capitalize on future opportunities to purchase growth at a reasonable price. The Fund's portfolio and our management strategies are subject to change.

8 Oppenheimer Growth Fund

    [_] Comparing the Fund's Performance to the Market

The graphs that follow show the performance of a hypothetical $10,000 investment in Class A, Class B, Class C and Class Y shares of the Fund at August 31, 1998: in the case of Class A shares, over a ten-year period; in the case of Class B shares, from the inception of the class on August 17, 1993; in the case of Class C shares, from the inception of the class on November 1, 1995; and in the case of Class Y, from the inception of the class on June 1, 1994. The Fund's performance reflects the deduction of the 5.75% current maximum initial sales charge on Class A shares, the applicable contingent deferred sales charge for Class B and Class C shares, and reinvestment of all dividends and capital gains distributions.

     The Fund's performance is compared to the performance of the Standard & Poor's ("S&P") 500 Index, a broad-based index of equity securities widely regarded as a general measure of the performance of the U.S. equity securities market. Index performance reflects the reinvestment of dividends but does not consider the effect of capital gains or transaction costs, and none of the data in the graphs shows the effect of taxes. The Fund's performance reflects the effects of Fund business and operating expenses. While index comparisons may be useful to provide a benchmark for the Fund's performance, it must be noted that the Fund's investments are not limited to the securities in the S&P 500 Index, which tend to be securities of larger, well-capitalized companies.

9 Oppenheimer Growth Fund

Fund performance
--------------------------------------------------------------------------------

Class A Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Growth Fund (Class A) and S&P 500

[THE FOLLOWING CHART WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]


                         Oppenheimer
                         Growth Fund
Date                       Class A               S&P 500
----                       -------               -------
6/30/87                    $ 9,425               $10,000
6/30/88                    $ 9,328               $ 9,307
6/30/89                    $10,684               $11,217
6/30/90                    $12,071               $13,061
6/30/91                    $13,205               $14,024
6/30/92                    $15,276               $15,902
6/30/93                    $17,855               $18,066
6/30/94                    $17,903               $18,319
6/30/95                    $23,174               $23,087
6/30/96                    $28,040               $29,086
8/31/96/(1)/               $28,258               $28,389
8/31/97                    $38,156               $39,921
8/31/98                    $33,723               $43,156

Average Annual Total Return of Class A Shares of the Fund at 8/31/98/(2)/

1 Year  -16.70%      5 Year  12.18%      10 Year  13.61%



Class B Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Growth Fund (Class B) and S&P 500

[THE FOLLOWING CHART WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                         Oppenheimer
                         Growth Fund
Date                       Class B               S&P 500
----                       -------               -------
8/17/93                    $10,000               $10,000
6/30/94                    $ 9,980               $ 9,810
6/30/95                    $12,796               $12,363
6/30/96                    $15,349               $15,575
8/31/96/(1)/               $15,444               $15,202
8/31/97                    $20,683               $21,378
8/31/98                    $18,036               $23,110

Average Annual Total Return of Class B Shares of the Fund at 8/31/98/(3)/

1 Year  -16.20%      5 Year  12.28%      Life  12.42%



The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 Index in Class A begins on 6/30/87 and in Class B begins on 8/31/93.

/1./ The Fund's fiscal year has changed from 6/30 to 8/31.

/2./ The inception date of the Fund's Class A shares was 3/15/73. The average annual total return is shown net of the applicable 5.75% maximum initial sales charge.

/3./ Class B shares of the Fund were first publicly offered on 8/17/93. The average annual total return is shown net of the applicable 5% and 2% contingent deferred sales charge respectively, for the 1-year and the life of the class. The ending account value in the graph is net of the applicable 2% contingent deferred sales charge.

10 Oppenheimer Growth Fund

Class C Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Growth Fund (Class C) and S&P 500

[THE FOLLOWING CHART WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                         Oppenheimer
                         Growth Fund
Date                       Class C               S&P 500
----                       -------               -------
11/1/95                    $10,000               $10,000
6/30/96                    $11,006               $11,713
8/31/96/(1)/               $11,073               $11,432
8/31/97                    $14,830               $16,077
8/31/98                    $13,002               $17,379

Average Annual Total Return of Class C Shares of the Fund at 8/31/98/(4)/

1 Year  -13.11%      Life  9.71%


Class Y Shares

Comparison of Change in Value of $10,000 Hypothetical Investments in:
Oppenheimer Growth Fund (Class Y) and S&P 500

[THE FOLLOWING CHART WAS REPRESENTED AS A LINE CHART IN THE PRINTED MATERIAL.]

                         Oppenheimer
                         Growth Fund
Date                       Class Y               S&P 500
----                       -------               -------
6/1/94                     $10,000               $10,000
6/30/94                    $ 9,487               $ 9,755
6/30/95                    $12,295               $12,295
6/30/96                    $14,889               $15,489
8/31/96/(1)/               $15,009               $15,118
8/31/97                    $20,317               $21,259
8/31/98                    $18,005               $22,981

Average Annual Total Return of Class Y Shares of the Fund at 8/31/98/(5)/

1 Year  -11.38%      Life  14.84%



The returns and the ending account values in the graphs show change in share value and include reinvestment of all dividends and capital gains distributions. The performance information for the S&P 500 Index in Class C begins on 10/31/95 and in Class Y begins on 5/31/94.

/4./ Class C shares of the Fund were first publicly offered on 11/1/95. The average annual total return is shown net of the applicable 1% contingent deferred sales charge for the 1-year period.

/5./ Class Y shares of the Fund, first publicly offered on 6/1/94, are offered at net asset value without sales charges to certain institutional investors.

Past performance is not predictive of future performance. Graphs are not drawn to the same scale.

11 Oppenheimer Growth Fund

Financials
--------------------------------------------------------------------------------

12 Oppenheimer Growth Fund

================================================================================
Statement of Investments August 31, 1998
================================================================================

                                                                  Market Value
                                                      Shares      See Note 1
================================================================================
Common Stocks--63.7%
--------------------------------------------------------------------------------
Basic Materials--3.8%
--------------------------------------------------------------------------------
Chemicals--1.1%
Crompton & Knowles Corp.                                175,000   $    2,559,375
--------------------------------------------------------------------------------
Cytec Industries, Inc./(1)/                              70,000        1,601,250
--------------------------------------------------------------------------------
Lubrizol Corp. (The)                                     15,000          343,125
--------------------------------------------------------------------------------
Lyondell Chemical Co.                                    25,000          539,062
--------------------------------------------------------------------------------
Praxair, Inc.                                            60,000        2,152,500
--------------------------------------------------------------------------------
Solutia, Inc.                                           245,000        5,497,187
--------------------------------------------------------------------------------
Union Carbide Corp.                                     200,000        8,037,500
                                                                  --------------
                                                                      20,729,999

--------------------------------------------------------------------------------
Gold & Platinum--0.1%
Echo Bay Mines Ltd./(1)/                                475,000          742,187
--------------------------------------------------------------------------------
Placer Dome, Inc.                                       105,000          846,562
                                                                  --------------
                                                                       1,588,749

--------------------------------------------------------------------------------
Metals--1.8%
Armco, Inc./(1)/                                        671,900        2,771,587
--------------------------------------------------------------------------------
Bethlehem Steel Corp./(1)/                            1,319,700        9,485,344
--------------------------------------------------------------------------------
Inland Steel Industries, Inc.                            70,289        1,331,098
--------------------------------------------------------------------------------
Lone Star Technologies, Inc./(1)/                       105,000        1,043,437
--------------------------------------------------------------------------------
LTV Corp.                                               469,500        2,552,906
--------------------------------------------------------------------------------
USX-U.S. Steel Group, Inc.                              785,000       16,435,937
                                                                  --------------
                                                                      33,620,309

--------------------------------------------------------------------------------
Paper--0.8%
Bowater, Inc.                                           235,000        8,885,937
--------------------------------------------------------------------------------
Champion International Corp.                            140,000        4,620,000
--------------------------------------------------------------------------------
Stone Container Corp./(1)/                               65,000          678,437
                                                                  --------------
                                                                      14,184,374

--------------------------------------------------------------------------------
Consumer Cyclicals--10.6%
--------------------------------------------------------------------------------
Autos & Housing--1.1%
Arvin Industries, Inc.                                   30,000        1,132,500
--------------------------------------------------------------------------------
Centex Corp.                                             52,200        1,846,575
--------------------------------------------------------------------------------
Champion Enterprises, Inc./(1)/                         337,000        7,877,375
--------------------------------------------------------------------------------
Fleetwood Enterprises, Inc.                              20,000          668,750
--------------------------------------------------------------------------------
Kaufman & Broad Home Corp.                               62,500        1,335,937
--------------------------------------------------------------------------------
Oakwood Homes Corp.                                     210,000        2,992,500
--------------------------------------------------------------------------------
Ryland Group, Inc. (The)                                 15,000          296,250
--------------------------------------------------------------------------------
SPX Corp.                                                85,000        4,228,750

13 Oppenheimer Growth Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Market Value
                                                         Shares   See Note 1
--------------------------------------------------------------------------------
Autos & Housing (continued)

Superior Industries International, Inc.                  45,000   $      936,562
--------------------------------------------------------------------------------
TBC Corp./(1)/                                           10,000           46,250
                                                                  --------------
                                                                      21,361,449

--------------------------------------------------------------------------------
Leisure & Entertainment--3.1%
AMR Corp./(1)/                                          135,000        7,357,500
--------------------------------------------------------------------------------
Applebee's International, Inc.                            5,000           92,500
--------------------------------------------------------------------------------
ASA Holdings, Inc.                                      175,000        5,993,750
--------------------------------------------------------------------------------
Brunswick Corp.                                         160,000        2,390,000
--------------------------------------------------------------------------------
Callaway Golf Co.                                       500,000        4,968,750
--------------------------------------------------------------------------------
Carnival Corp.                                           20,000          577,500
--------------------------------------------------------------------------------
CKE Restaurants, Inc.                                    75,000        2,325,000
--------------------------------------------------------------------------------
Continental Airlines, Inc., Cl. B/(1)/                  300,000       12,375,000
--------------------------------------------------------------------------------
Delta Air Lines, Inc.                                    20,000        2,040,000
--------------------------------------------------------------------------------
KLM Royal Dutch Airlines, NY Reg                         98,392        3,025,554
--------------------------------------------------------------------------------
Lone Star Steakhouse & Saloon, Inc./(1)/                 50,000          425,000
--------------------------------------------------------------------------------
Northwest Airlines Corp., Cl. A/(1)/                    300,000        8,343,750
--------------------------------------------------------------------------------
Outback Steakhouse, Inc./(1)/                           230,000        6,914,375
--------------------------------------------------------------------------------
Pancho's Mexican Buffet, Inc.                           100,000          112,500
--------------------------------------------------------------------------------
Southwest Airlines Co.                                   75,000        1,335,937
                                                                  --------------
                                                                      58,277,116

--------------------------------------------------------------------------------
Retail: General--2.9%
Dayton Hudson Corp.                                      20,000          720,000
--------------------------------------------------------------------------------
Federated Department Stores, Inc./(1)/                  140,000        6,098,750
--------------------------------------------------------------------------------
Fruit of the Loom, Inc., Cl. A/(1)/                      20,000          448,750
--------------------------------------------------------------------------------
Jones Apparel Group, Inc./(1)/                          632,000       12,245,000
--------------------------------------------------------------------------------
Nautica Enterprises, Inc./(1)/                          790,000       15,256,875
--------------------------------------------------------------------------------
Pillowtex Corp.                                          10,000          276,250
--------------------------------------------------------------------------------
Tommy Hilfiger Corp./(1)/                               320,000       14,960,000
--------------------------------------------------------------------------------
Warnaco Group, Inc. (The), Cl. A                        140,000        3,815,000
--------------------------------------------------------------------------------
Wolverine World Wide, Inc.                               30,000          316,875
                                                                  --------------
                                                                      54,137,500

--------------------------------------------------------------------------------
Retail: Specialty--3.5%
Bed Bath & Beyond, Inc./(1)/                            680,000       12,282,500
--------------------------------------------------------------------------------
Claire's Stores, Inc.                                   865,000       12,975,000
--------------------------------------------------------------------------------
Dress Barn, Inc. (The)./(1)/                             25,000          434,375
--------------------------------------------------------------------------------
Ethan Allen Interiors, Inc.                             260,000        8,450,000
--------------------------------------------------------------------------------
Gymboree Corp./(1)/                                      70,000          612,500
--------------------------------------------------------------------------------
Intimate Brands, Inc., Cl. A                            495,000        9,157,500

14 Oppenheimer Growth Fund

================================================================================

================================================================================

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Retail: Specialty (continued)
Lands' End, Inc./(1)/                                   120,000   $    2,460,000
--------------------------------------------------------------------------------
Rocky Mountain Chocolate Factory, Inc./(1)/             100,000          450,000
--------------------------------------------------------------------------------
Ross Stores, Inc.                                       190,000        6,911,250
--------------------------------------------------------------------------------
Tiffany & Co.                                            55,000        2,045,312
--------------------------------------------------------------------------------
TJX Cos., Inc.                                          266,000        5,935,125
--------------------------------------------------------------------------------
Venator Group, Inc./(1)/                                315,000        2,854,687
                                                                  --------------
                                                                      64,568,249

--------------------------------------------------------------------------------
Consumer Non-Cyclicals--6.1%
--------------------------------------------------------------------------------
Beverages--0.0%
Canandaigua Brands, Inc., Cl. A/(1)/                     20,000          835,000
--------------------------------------------------------------------------------
Food--1.2%
Fleming Cos., Inc.                                      255,000        3,044,062
--------------------------------------------------------------------------------
Flowers Industries, Inc.                                 25,000          445,312
--------------------------------------------------------------------------------
Interstate Bakeries Corp.                               190,000        4,951,875
--------------------------------------------------------------------------------
Richfood Holdings, Inc.                                   9,000          185,062
--------------------------------------------------------------------------------
Safeway, Inc./(1)/                                      300,000       11,812,500
--------------------------------------------------------------------------------
Smithfield Foods, Inc./(1)/                             115,000        2,098,750
--------------------------------------------------------------------------------
Suiza Foods Corp./(1)/                                   15,000          725,625
--------------------------------------------------------------------------------
TCBY Enterprises, Inc.                                    5,000           29,375
                                                                  --------------
                                                                      23,292,561

--------------------------------------------------------------------------------
Healthcare/Drugs--1.0%
Ballard Medical Products                                 10,000          185,625
--------------------------------------------------------------------------------
ICN Pharmaceuticals, Inc.                               365,000        5,611,875
--------------------------------------------------------------------------------
Jones Pharma, Inc.                                       20,000          417,500
--------------------------------------------------------------------------------
Schering-Plough Corp.                                   140,000       12,040,000
                                                                  --------------
                                                                      18,255,000

--------------------------------------------------------------------------------
Healthcare/Supplies & Services--2.2%
First Health Group Corp./(1)/                           630,000       12,718,125
--------------------------------------------------------------------------------
HEALTHSOUTH Corp./(1)/                                  270,000        5,113,125
--------------------------------------------------------------------------------
Lincare Holdings, Inc./(1)/                              60,000        2,036,250
--------------------------------------------------------------------------------
Oxford Health Plans, Inc./(1)/                          115,000          704,375
--------------------------------------------------------------------------------
PhyCor, Inc./(1)/                                       225,000        1,560,937
--------------------------------------------------------------------------------
Safeskin Corp./(1)/                                     100,000        3,375,000
--------------------------------------------------------------------------------
Sofamor Danek Group, Inc./(1)/                          160,000       13,350,000
--------------------------------------------------------------------------------
Sola International, Inc./(1)/                            80,000        1,160,000
--------------------------------------------------------------------------------
Universal Health Services, Inc., Cl. B/(1)/              20,000          775,000
                                                                  --------------
                                                                      40,792,812

15 Oppenheimer Growth Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Tobacco--1.7%
Philip Morris Cos., Inc.                                480,000   $   19,950,000
--------------------------------------------------------------------------------
RJR Nabisco Holdings Corp.                              375,000        8,132,812
--------------------------------------------------------------------------------
UST, Inc.                                               125,000        3,265,625
                                                                  --------------
                                                                      31,348,437

--------------------------------------------------------------------------------
Energy--5.7%
--------------------------------------------------------------------------------
Energy Services & Producers--4.7%
Camco International, Inc.                                90,000        4,522,500
--------------------------------------------------------------------------------
ENSCO International, Inc.                             1,100,000       11,550,000
--------------------------------------------------------------------------------
EVI Weatherford, Inc./(1)/                               42,750          651,937
--------------------------------------------------------------------------------
Global Industries Ltd./(1)/                             785,000        7,359,375
--------------------------------------------------------------------------------
Global Marine, Inc./(1)/                              1,235,000       11,578,125
--------------------------------------------------------------------------------
Input/Output, Inc./(1)/                                 370,000        3,607,500
--------------------------------------------------------------------------------
Nabors Industries, Inc./(1)/                            640,000        7,560,000
--------------------------------------------------------------------------------
Noble Drilling Corp./(1)/                               240,000        2,640,000
--------------------------------------------------------------------------------
Oryx Energy Co.                                         175,000        2,176,562
--------------------------------------------------------------------------------
Petroleum Geo-Services ASA, Sponsored ADR/(1)/          230,000        2,990,000
--------------------------------------------------------------------------------
Rowan Cos., Inc./(1)/                                   125,000        1,156,250
--------------------------------------------------------------------------------
Smith International, Inc./(1)/                          430,000        7,578,750
--------------------------------------------------------------------------------
Tidewater, Inc.                                         625,000       13,125,000
--------------------------------------------------------------------------------
Transocean Offshore, Inc.                               140,000        3,438,750
--------------------------------------------------------------------------------
Varco International, Inc./(1)/                        1,101,500        7,848,187
                                                                  --------------
                                                                      87,782,936

--------------------------------------------------------------------------------
Oil-Integrated--1.0%
Sun Co., Inc.                                            26,800          886,075
--------------------------------------------------------------------------------
Tosco Corp.                                             125,000        2,750,000
--------------------------------------------------------------------------------
Unocal Corp.                                            280,000        8,767,500
--------------------------------------------------------------------------------
USX-Marathon Group                                      225,000        5,850,000
                                                                  --------------
                                                                      18,253,575

--------------------------------------------------------------------------------
Financial--12.7%
--------------------------------------------------------------------------------
Banks--2.7%
Banc One Corp.                                          220,000        8,360,000
--------------------------------------------------------------------------------
BankAmerica Corp.                                        25,000        1,601,562
--------------------------------------------------------------------------------
BankBoston Corp.                                        165,000        5,888,437
--------------------------------------------------------------------------------
Chase Manhattan Corp. (New)                              75,000        3,975,000
--------------------------------------------------------------------------------
First Union Corp.                                       486,686       23,604,271
--------------------------------------------------------------------------------
Greenpoint Financial Corp.                              120,000        3,022,500
--------------------------------------------------------------------------------
SouthTrust Corp.                                        135,000        4,370,625
                                                                  --------------
                                                                      50,822,395

16 Oppenheimer Growth Fund

================================================================================

================================================================================

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Diversified Financial--5.5%
Advanta Corp., Cl. A                                    202,157   $    2,286,901
--------------------------------------------------------------------------------
Bear Stearns Cos., Inc.                                 135,000        4,986,563
--------------------------------------------------------------------------------
Countrywide Credit Industries, Inc.                      85,000        3,182,188
--------------------------------------------------------------------------------
Donaldson, Lufkin & Jenrette, Inc.                       50,000        1,750,000
--------------------------------------------------------------------------------
Fannie Mae                                              215,000       12,214,688
--------------------------------------------------------------------------------
Freddie Mac                                             398,400       15,736,800
--------------------------------------------------------------------------------
Lehman Brothers Holdings, Inc.                          395,000       15,553,125
--------------------------------------------------------------------------------
Merrill Lynch & Co., Inc.                                65,000        4,290,000
--------------------------------------------------------------------------------
MGIC Investment Corp.                                   160,000        6,640,000
--------------------------------------------------------------------------------
Price (T. Rowe) Associates, Inc.                        367,000       11,170,563
--------------------------------------------------------------------------------
SLM Holding Corp.                                       350,000       12,556,250
--------------------------------------------------------------------------------
Travelers Group, Inc.                                   275,000       12,203,125
                                                                  --------------
                                                                     102,570,203

--------------------------------------------------------------------------------
Insurance--4.5%
AFLAC, Inc.                                             145,000        3,643,125
--------------------------------------------------------------------------------
Allstate Corp.                                          135,000        5,062,500
--------------------------------------------------------------------------------
Conseco, Inc.                                         1,165,000       32,183,125
--------------------------------------------------------------------------------
Equitable Cos., Inc.                                    145,000        8,292,188
--------------------------------------------------------------------------------
Loews Corp.                                              50,000        4,218,750
--------------------------------------------------------------------------------
Mercury General Corp.                                    25,000          914,063
--------------------------------------------------------------------------------
Reliastar Financial Corp.                               160,000        6,280,000
--------------------------------------------------------------------------------
St. Paul Cos., Inc.                                      25,000          764,063
--------------------------------------------------------------------------------
SunAmerica, Inc.                                        360,000       22,297,500
                                                                  --------------
                                                                      83,655,314

--------------------------------------------------------------------------------
Industrial--5.7%
--------------------------------------------------------------------------------
Electrical Equipment--0.4%
C-Cube Microsystems, Inc./(1)/                           35,000          518,438
--------------------------------------------------------------------------------
Kemet Corp.(1)                                          450,000        5,231,250
--------------------------------------------------------------------------------
Vishay Intertechnology, Inc./(1)/                       181,912        1,910,081
                                                                  --------------
                                                                       7,659,769

--------------------------------------------------------------------------------
Industrial Materials--1.2%
Owens-Illinois, Inc./(1)/                               110,000        3,430,625
--------------------------------------------------------------------------------
Southdown, Inc.                                          20,000          845,000
--------------------------------------------------------------------------------
TJ International, Inc.                                   10,000          209,375
--------------------------------------------------------------------------------
USG Corp.                                               415,000       17,845,000
--------------------------------------------------------------------------------
Walter Industries, Inc./(1)/                             10,000          141,250
                                                                  --------------
                                                                      22,471,250

17 Oppenheimer Growth Fund

================================================================================
Statement of Investments (Continued)
================================================================================

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Industrial Services--0.9%
AccuStaff, Inc./(1)/                                    165,000   $    2,062,500
--------------------------------------------------------------------------------
Catalina Marketing Corp./(1)/                            45,000        1,892,813
--------------------------------------------------------------------------------
Cendant Corp./(1)/                                      180,000        2,081,250
--------------------------------------------------------------------------------
Comdisco, Inc.                                          320,000        3,980,000
--------------------------------------------------------------------------------
Corrections Corp. of America./(1)/                      330,000        5,053,125
--------------------------------------------------------------------------------
Growth Environmental, Inc./(1)/                           2,100               32
--------------------------------------------------------------------------------
Mercury Air Group, Inc.                                 151,250          964,219
                                                                  --------------
                                                                      16,033,939

--------------------------------------------------------------------------------
Manufacturing--1.4%
Aeroquip-Vickers, Inc.                                  185,000        7,457,813
--------------------------------------------------------------------------------
Cincinnati Milacron, Inc.                                80,000        1,550,000
--------------------------------------------------------------------------------
Cognex Corp./(1)/                                       165,000        2,310,000
--------------------------------------------------------------------------------
Herman Miller, Inc.                                     255,000        5,227,500
--------------------------------------------------------------------------------
Litton Industries, Inc./(1)/                             65,000        3,120,000
--------------------------------------------------------------------------------
MagneTek, Inc./(1)/                                      30,000          390,000
--------------------------------------------------------------------------------
PACCAR, Inc.                                            138,500        5,678,500
--------------------------------------------------------------------------------
Stewart & Stevenson Services, Inc.                       60,000          783,750
                                                                  --------------
                                                                      26,517,563

--------------------------------------------------------------------------------
Transportation--1.8%
Airborne Freight Corp.                                  205,000        3,997,500
--------------------------------------------------------------------------------
Arkansas Best Corp./(1)/                                 30,000          202,500
--------------------------------------------------------------------------------
Canadian Pacific Ltd. (New)                             395,000        7,480,313
--------------------------------------------------------------------------------
CSX Corp.                                                82,600        3,118,150
--------------------------------------------------------------------------------
FDX Corp./(1)/                                           90,000        4,505,625
--------------------------------------------------------------------------------
Navistar International Corp./(1)/                       555,000       11,655,000
--------------------------------------------------------------------------------
USFreightways Corp.                                      95,000        2,131,563
--------------------------------------------------------------------------------
Werner Enterprises, Inc.                                 20,000          295,000
                                                                  --------------
                                                                      33,385,651

--------------------------------------------------------------------------------
Technology--18.5%
--------------------------------------------------------------------------------
Aerospace/Defense--0.2%
Gencorp, Inc.                                           135,000        2,835,000
--------------------------------------------------------------------------------
Watkins-Johnson Co.                                      12,700          250,031
                                                                  --------------
                                                                       3,085,031
--------------------------------------------------------------------------------
Computer Hardware--9.3%
Adaptec, Inc./(1)/                                      280,000        3,220,000
--------------------------------------------------------------------------------
Applied Magnetics Corp./(1)/                            475,000        2,167,188
--------------------------------------------------------------------------------
Cabletron Systems, Inc./(1)/                            190,000        1,330,000
--------------------------------------------------------------------------------
Compaq Computer Corp.                                 1,271,525       35,523,230

18 Oppenheimer Growth Fund

================================================================================

================================================================================

                                                                  Market Value
                                                      Shares      See Note 1
--------------------------------------------------------------------------------
Computer Hardware  (continued)
Data General Corp./(1)/                                 600,000   $    4,500,000
--------------------------------------------------------------------------------
Dell Computer Corp./(1)/                                220,000       22,000,000
--------------------------------------------------------------------------------
EMC Corp./(1)/                                          480,000       21,690,000
--------------------------------------------------------------------------------
Gateway 2000, Inc./(1)/                                 735,000       34,774,688
--------------------------------------------------------------------------------
International Business Machines Corp.                   135,000       15,204,375
--------------------------------------------------------------------------------
Iomega Corp./(1)/                                       916,200        3,378,488
--------------------------------------------------------------------------------
Quantum Corp./(1)/                                      370,000        4,231,875
--------------------------------------------------------------------------------
Seagate Technology, Inc./(1)/                           455,000        7,962,500
--------------------------------------------------------------------------------
Silicon Graphics, Inc./(1)/                             585,000        5,301,563
--------------------------------------------------------------------------------
Storage Technology Corp. (New)/(1)/                      60,000        1,305,000
--------------------------------------------------------------------------------
Sun Microsystems, Inc./(1)/                             100,000        3,962,500
--------------------------------------------------------------------------------
Western Digital Corp./(1)/                              815,000        6,723,750
                                                                  --------------
                                                                     173,275,157

--------------------------------------------------------------------------------
Computer Software/Services--4.3%
Acclaim Entertainment, Inc./(1)/                         40,000          230,000
--------------------------------------------------------------------------------
Adobe Systems, Inc.                                      90,000        2,362,500
--------------------------------------------------------------------------------
BMC Software, Inc./(1)/                                 525,000       22,214,063
--------------------------------------------------------------------------------
Cambridge Technology Partners, Inc./(1)/                145,000        4,712,500
--------------------------------------------------------------------------------
Computer Associates International, Inc.                 315,000        8,505,000
--------------------------------------------------------------------------------
Gartner Group, Inc., Cl. A/(1)/                          95,000        2,196,875
--------------------------------------------------------------------------------
GTech Holdings Corp./(1)/                               565,000       14,831,250
--------------------------------------------------------------------------------
HBO & Co.                                               160,000        3,400,000
--------------------------------------------------------------------------------
Microsoft Corp./(1)/                                     90,000        8,634,375
--------------------------------------------------------------------------------
Network Associates, Inc./(1)/                           120,000        3,870,000
--------------------------------------------------------------------------------
Peoplesoft, Inc./(1)/                                   255,000        7,171,875
--------------------------------------------------------------------------------
Sungard Data Systems, Inc./(1)/                          61,200        1,939,275
--------------------------------------------------------------------------------
Symantec Corp./(1)/                                      55,000          900,625
                                                                  --------------
                                                                      80,968,338

--------------------------------------------------------------------------------
Electronics--4.1%
Advanced Micro Devices, Inc./(1)/                        35,000          461,563
--------------------------------------------------------------------------------
Arrow Electronics, Inc./(1)/                            395,000        5,184,375
--------------------------------------------------------------------------------
Cypress Semiconductor Corp./(1)/                        414,500        2,538,813
--------------------------------------------------------------------------------
Dynatech Corp./(1)/                                      60,000          178,125
--------------------------------------------------------------------------------
Intel Corp.                                             100,000        7,118,750
--------------------------------------------------------------------------------
Maxim Integrated Products, Inc./(1)/                     40,000        1,100,000
--------------------------------------------------------------------------------
National Semiconductor Corp./(1)/                       155,000        1,414,375
--------------------------------------------------------------------------------
Novellus Systems, Inc./(1)/                             520,000       13,845,000
--------------------------------------------------------------------------------
Philips Electronics NV, NY Shares                        45,000        2,697,188
--------------------------------------------------------------------------------
SCI Systems, Inc./(1)/                                  730,000       16,744,375

19 Oppenheimer Growth Fund

==================================================================================
Statement of Investments (Continued)
==================================================================================

                                                                    Market Value
                                                        Shares      See Note 1
----------------------------------------------------------------------------------
Electronics (continued)
Solectron Corp./(1)/                                       85,000   $    3,511,563
----------------------------------------------------------------------------------
Tektronix, Inc.                                           140,000        2,126,250
----------------------------------------------------------------------------------
Teradyne, Inc./(1)/                                       405,000        7,036,875
----------------------------------------------------------------------------------
Unitrode Corp./(1)/                                        30,000          373,125
----------------------------------------------------------------------------------
Vitesse Semiconductor Corp./(1)/                          150,000        4,068,750
----------------------------------------------------------------------------------
VLSI Technology, Inc./(1)/                                850,000        7,703,125
                                                                    --------------
                                                                        76,102,252

----------------------------------------------------------------------------------
Telecommunications: Technology--0.6%
Allen Telecom, Inc./(1)/                                   70,000          498,750
----------------------------------------------------------------------------------
Hong Kong Telecommunications Ltd., Sponsored ADR           45,000          745,313
----------------------------------------------------------------------------------
Pairgain Technologies, Inc./(1)/                        1,060,000        9,341,250
                                                                    --------------
                                                                        10,585,313

----------------------------------------------------------------------------------
Utilities--0.6%
----------------------------------------------------------------------------------
Electric Utilities--0.0%
MarketSpan Corp.                                           22,000          602,250
----------------------------------------------------------------------------------
Telephone Utilities--0.6%
Cia de Telecommunicaciones de Chile SA, Sponsored ADR      25,000          382,813
----------------------------------------------------------------------------------
Telefonos de Mexico SA, Sponsored ADR                     305,000       10,884,688
                                                                    --------------
                                                                        11,267,501
                                                                    --------------
Total Common Stocks (Cost $1,113,794,554)                            1,188,029,992


                                                      Face
                                                      Amount
==================================================================================
Short-Term Notes--27.0%(2)
----------------------------------------------------------------------------------
American Express Credit Corp., 5.50%, 10/1/98         $50,000,000       49,770,833
----------------------------------------------------------------------------------
Associates Corp. of North America, 5.54%, 9/3/98       50,000,000       49,984,611
----------------------------------------------------------------------------------
BMW US Capital Corp., 5.51%, 9/16/98                   29,011,000       28,944,396
----------------------------------------------------------------------------------
CIT Group Holdings, Inc., 5.51%, 10/7/98               50,000,000       49,724,500
----------------------------------------------------------------------------------
Countrywide Home Loans, 5.53%, 9/21/98                 25,000,000       24,923,194
----------------------------------------------------------------------------------
Ford Motor Credit Co., 5.52%, 9/18/98                  50,000,000       49,869,667
----------------------------------------------------------------------------------
General Motors Acceptance Corp., 5.52%, 9/9/98         50,000,000       49,938,667
----------------------------------------------------------------------------------
Goldman Sachs Group, LP 5.52%, 10/5/98                 50,000,000       49,739,333
----------------------------------------------------------------------------------
Household Finance Corp., 5.52%, 9/15/98                50,000,000       49,892,667
----------------------------------------------------------------------------------
Prudential Funding Corp., 5.53%, 9/17/98               50,000,000       49,877,111
----------------------------------------------------------------------------------
Salomon Smith Barney Holdings, Inc., 5.52%, 10/2/98    50,000,000       49,762,333
                                                                    --------------
Total Short-Term Notes (Cost $502,427,312)                             502,427,312

20 Oppenheimer Growth Fund

==================================================================================

==================================================================================

                                                     Face          Market Value
                                                     Amount        See Note 1
==================================================================================
Repurchase Agreements--12.5%
----------------------------------------------------------------------------------
Repurchase agreement with J.P. Morgan Securities,
Inc., 5.75%, dated 8/31/98, to be repurchased at
$232,237,088 on 9/1/98, collateralized by U.S.
Treasury Bonds, 7.50%-13.25%, 11/15/09-2/15/19,
with a value of $215,933,741, and U.S. Treasury
Nts., 6.375%, 7/15/99, with a value of $21,653,626
(Cost $232,200,000)                                  $232,200,000   $  232,200,000
----------------------------------------------------------------------------------
Total Investments, at Value (Cost $1,848,421,866)           103.2%   1,922,657,304
----------------------------------------------------------------------------------
Liabilities in Excess of Other Assets                        (3.2)     (58,787,384)
                                                     ------------   --------------
Net Assets                                                  100.0%  $1,863,869,920
                                                     ============   ==============

/1./ Non-income producing security.

/2./ Short-term notes are generally traded on a discount basis; the interest rate is the discount rate received by the Fund at the time of purchase.

See accompanying Notes to Financial Statements.

21 Oppenheimer Growth Fund

=======================================================================================
Statement of Assets and Liabilities August 31, 1998
=======================================================================================

=======================================================================================
Assets
Investments, at value (including repurchase agreement of $232,200,000)
(cost $1,848,421,866)--see accompanying statement                        $1,922,657,304
---------------------------------------------------------------------------------------
Cash                                                                            500,921
---------------------------------------------------------------------------------------
Receivables:
Shares of beneficial interest sold                                            2,040,976
Interest and dividends                                                          943,957
---------------------------------------------------------------------------------------
Other                                                                            13,885
                                                                         --------------
Total assets                                                              1,926,157,043

=======================================================================================
Liabilities
Payables and other liabilities:
Investments purchased                                                        56,501,249
Shares of beneficial interest redeemed                                        4,383,212
Distribution and service plan fees                                              681,491
Trustees' fees--Note 1                                                          259,654
Transfer and shareholder servicing agent fees                                   105,454
Other                                                                           356,063
                                                                         --------------
Total liabilities                                                            62,287,123

=======================================================================================
Net Assets                                                               $1,863,869,920
                                                                         ==============

=======================================================================================
Composition of Net Assets
Paid-in capital                                                          $1,584,569,952
---------------------------------------------------------------------------------------
Undistributed net investment income                                          24,861,982
---------------------------------------------------------------------------------------
Accumulated net realized gain on investments and
foreign currency transactions                                               180,202,548
---------------------------------------------------------------------------------------
Net unrealized appreciation on investments--Note 3                           74,235,438
                                                                         --------------
Net assets                                                               $1,863,869,920
                                                                         ==============

22 Oppenheimer Growth Fund

===============================================================================================

===============================================================================================

===============================================================================================
Net Asset Value Per Share
Class A Shares:
Net asset value and redemption price per share (based on net assets of
$1,356,904,507 and 43,024,845 shares of beneficial interest outstanding)                 $31.54
Maximum offering price per share (net asset value plus sales charge of 5.75% of
offering price)                                                                          $33.46

-----------------------------------------------------------------------------------------------
Class B Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $330,442,427 and
10,821,645 shares of beneficial interest outstanding)                                    $30.54

-----------------------------------------------------------------------------------------------
Class C Shares:

Net asset value, redemption price (excludes applicable contingent deferred sales charge) and offering price per share (based on net assets of $44,377,427 and
1,434,711 shares of beneficial interest outstanding)                                     $30.93

-----------------------------------------------------------------------------------------------
Class Y Shares:

Net asset value, redemption price and offering price per share (based on
net assets of $132,145,559 and 4,189,170 shares of beneficial interest outstanding)      $31.54

See accompanying Notes to Financial Statements.

23 Oppenheimer Growth Fund

================================================================================
Statement of Operations For the Year Ended August 31, 1998
================================================================================


================================================================================
Investment Income

Interest                                                          $  53,452,773
--------------------------------------------------------------------------------
Dividends (net of foreign withholding taxes of $40,606)               9,462,154
                                                                  -------------
Total income                                                         62,914,927

===============================================================================
Expenses

Management fees--Note 4                                              13,742,084
--------------------------------------------------------------------------------
Distribution and service plan fees--Note 4:

Class A                                                               3,042,965
Class B                                                               3,535,048
Class C                                                                 437,720
--------------------------------------------------------------------------------
Transfer and shareholder servicing agent fees--Note 4:

Class A                                                               2,337,155
Class B                                                                 479,394
Class C                                                                  60,193
Class Y                                                                  51,914
--------------------------------------------------------------------------------
Shareholder reports                                                     535,643
--------------------------------------------------------------------------------
Trustees' fees and expenses--Note 1                                     125,543
--------------------------------------------------------------------------------
Custodian fees and expenses                                              77,913
--------------------------------------------------------------------------------
Legal, auditing and other professional fees                              66,072
--------------------------------------------------------------------------------
Other                                                                    74,461
                                                                  -------------

Total expenses                                                       24,566,105

================================================================================
Net Investment Income                                                38,348,822

================================================================================
Realized and Unrealized Gain (Loss)

Net realized gain on:
Investments                                                         196,166,906
Closing of futures contracts                                          8,207,524
Foreign currency transactions                                            40,306
                                                                  -------------
Net realized gain                                                   204,414,736

--------------------------------------------------------------------------------

Net change in unrealized depreciation on investments               (491,820,086)
                                                                  -------------
Net realized and unrealized loss                                   (287,405,350)

================================================================================
Net Decrease in Net Assets Resulting from Operations              $(249,056,528)
                                                                  =============

See accompanying Notes to Financial Statements.

24 Oppenheimer Growth Fund

====================================================================================================
Statements of Changes in Net Assets
====================================================================================================

                                                                  Year Ended August 31,
                                                                  1998               1997
====================================================================================================
Operations

Net investment income                                             $    38,348,822    $    27,065,195
----------------------------------------------------------------------------------------------------
Net realized gain                                                     204,414,736        218,881,619
----------------------------------------------------------------------------------------------------
Net change in unrealized appreciation or depreciation                (491,820,086)       238,043,222
                                                                  ---------------    ---------------
Net increase (decrease) in net assets resulting from operations      (249,056,528)       483,990,036

====================================================================================================
Dividends and Distributions to Shareholders

Dividends from net investment income:
Class A                                                               (26,717,017)       (16,725,563)
Class B                                                                (3,632,645)        (1,279,324)
Class C                                                                  (482,040)           (81,820)
Class Y                                                                (2,049,626)          (744,288)
----------------------------------------------------------------------------------------------------
Distributions from net realized gain:
Class A                                                              (156,964,533)      (127,576,926)
Class B                                                               (32,302,581)       (17,787,734)
Class C                                                                (3,658,326)          (841,346)
Class Y                                                               (10,359,931)        (4,909,715)

====================================================================================================
Beneficial Interest Transactions

Net increase in net assets resulting from
beneficial interest transactions--Note 2:
Class A                                                               126,304,589        202,853,918
Class B                                                               130,972,452        108,268,225
Class C                                                                27,083,649         20,188,749
Class Y                                                                64,754,055         65,819,922

====================================================================================================
Net Assets

Total increase (decrease)                                            (136,108,482)       711,174,134
----------------------------------------------------------------------------------------------------
Beginning of period                                                 1,999,978,402      1,288,804,268
                                                                  ---------------    ---------------
End of period (including undistributed net investment
income of $24,861,982 and $19,430,107, respectively)              $ 1,863,869,920    $ 1,999,978,402
                                                                  ===============    ===============

See accompanying Notes to Financial Statements.

25 Oppenheimer Growth Fund

=====================================================================================================================
Financial Highlights
=====================================================================================================================

                                                  Class A
                                                  -------------------------------------------------------------------
                                                                                                          Year Ended
                                                  Year Ended August 31,                                   June 30,
                                                  1998              1997              1996(2)             1996
=====================================================================================================================
Per Share Operating Data

Net asset value, beginning of period                  $40.42            $33.69            $33.43              $30.80
---------------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                             .73               .62               .08                 .44
Net realized and unrealized gain (loss)                (5.05)            10.37               .18                5.70
                                                      ------            ------            ------              ------
Total income (loss) from
investment operations                                  (4.32)            10.99               .26                6.14

---------------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income                    (.66)             (.49)               --                (.41)
Distributions from net realized gain                   (3.90)            (3.77)               --               (3.10)
                                                      ------            ------            ------              ------
Total dividends and distributions
to shareholders                                        (4.56)            (4.26)               --               (3.51)
---------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                        $31.54            $40.42            $33.69              $33.43
                                                      ======            ======            ======              ======

=====================================================================================================================
Total Return, at Net Asset Value/(5)/                 (11.62)%           35.03%             0.78%              21.00%

=====================================================================================================================
Ratios/Supplemental Data

Net assets, end of period
(in thousands)                                    $1,356,905        $1,590,927        $1,127,836          $1,120,046
---------------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                 $1,640,181        $1,369,406        $1,101,233          $1,018,022
---------------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income (loss)                            1.90%             1.74%             1.50%(6)            1.43%
Expenses                                                1.00%             1.01%             1.03%(6)            1.06%
---------------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(7)/                            34.4%             25.3%              6.3%               38.0%

/(1.)/ For the period from June 1, 1994 (inception of offering) to June 30,
1994.

/(2.)/ For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

/(3.)/ For the period from November 1, 1995 (inception of offering) to June 30, 1996.

/(4.)/ For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share calculated based on the weighted average number of shares outstanding during the period.

/(5.)/ Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

26 Oppenheimer Growth Fund

==============================================================================================================================

==============================================================================================================================

                                Class B
------------------------        ----------------------------------------------------------------------------------------------

Year Ended June 30,             Year Ended August 31,                             Year Ended June 30,
1995            1994            1998            1997            1996/(2)/         1996             1995            1994/(4)/
==============================================================================================================================

  $26.65          $27.34          $39.34          $32.94          $32.74            $30.36          $26.44         $27.02
------------------------------------------------------------------------------------------------------------------------------

     .36             .16             .43             .36             .04               .23             .20           (.04)
    6.83            (.05)          (4.89)          10.08             .16              5.53            6.65            .21
  ------          ------          ------          ------          ------            ------          ------         ------

    7.19             .11           (4.46)          10.44             .20              5.76            6.85            .17

------------------------------------------------------------------------------------------------------------------------------

    (.24)           (.16)           (.44)           (.27)             --              (.28)           (.13)          (.11)
   (2.80)           (.64)          (3.90)          (3.77)             --             (3.10)          (2.80)          (.64)
  ------          ------          ------          ------          ------            ------          ------         ------

   (3.04)           (.80)          (4.34)          (4.04)             --             (3.38)          (2.93)          (.75)
------------------------------------------------------------------------------------------------------------------------------
  $30.80          $26.65          $30.54          $39.34          $32.94            $32.74          $30.36         $26.44
  ======          ======          ======          ======          ======            ======          ======         ======

==============================================================================================================================
   29.45%           0.27%         (12.32)%         33.93%           0.61%            19.95%          28.22%         (0.20)%

==============================================================================================================================


$860,736        $656,934        $300,442        $284,227        $137,437          $129,484         $43,267         $8,747
------------------------------------------------------------------------------------------------------------------------------
$727,102        $720,765        $353,574        $203,518        $131,142           $90,501         $18,722         $5,119
------------------------------------------------------------------------------------------------------------------------------

    1.31%           0.56%           1.08%           0.92%           0.61%(6)          0.60%           0.44%         (0.22)%(6)
    1.05%           1.07%           1.81%           1.84%           1.92%(6)          1.89%           2.02%          1.98%(6)
------------------------------------------------------------------------------------------------------------------------------
    35.4%           19.8%           34.4%           25.3%            6.3%             38.0%           35.4%          19.8%

/(6.)/ Annualized.

/(7.)/ The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $817,732,037 and $415,374,426, respectively.

27 Oppenheimer Growth Fund

============================================================================================================
Financial Highlights (Continued)
============================================================================================================

                                                   Class C
                                                   ---------------------------------------------------------
                                                                                                  Period
                                                                                                  Ended
                                                   Year Ended August 31,                          June 30,
                                                   1998           1997            1996/(2)/       1996/(3)/
============================================================================================================
Per Share Operating Data

Net asset value, beginning of period                $39.87         $33.42         $33.22          $33.44
------------------------------------------------------------------------------------------------------------
Income (loss) from investment operations:

Net investment income (loss)                           .46            .42            .02             .40
Net realized and unrealized gain (loss)              (4.99)         10.17            .18            2.88
                                                    ------         ------         ------          ------
Total income (loss) from
investment operations                                (4.53)         10.59            .20            3.28

------------------------------------------------------------------------------------------------------------
Dividends and distributions to shareholders:

Dividends from net investment income                  (.51)          (.37)            --            (.40)
Distributions from net realized gain                 (3.90)         (3.77)            --           (3.10)
                                                    ------         ------         ------          ------
Total dividends and distributions
to shareholders                                      (4.41)         (4.14)            --           (3.50)
------------------------------------------------------------------------------------------------------------
Net asset value, end of period                      $30.93         $39.87         $33.42          $33.22
                                                    ======         ======         ======          ======

============================================================================================================
Total Return, at Net Asset Value/(5)/               (12.33)%        33.93%          0.60%          10.07%

============================================================================================================
Ratios/Supplemental Data

Net assets, end of period
(in thousands)                                     $44,377        $28,145         $5,034          $3,593
------------------------------------------------------------------------------------------------------------
Average net assets (in thousands)                  $43,817        $13,705         $4,105          $1,804
------------------------------------------------------------------------------------------------------------
Ratios to average net assets:

Net investment income (loss)                          1.06%          0.95%          0.44%(6)        0.65%/(6)/
Expenses                                              1.81%          1.84%          2.10%(6)        1.81%/(6)/
------------------------------------------------------------------------------------------------------------
Portfolio turnover rate/(7)/                          34.4%          25.3%           6.3%           38.0%

/(1.)/ For the period from June 1, 1994 (inception of offering) to June 30,
1994.

/(2.)/ For the two months ended August 31, 1996. The Fund changed its fiscal year end from June 30 to August 31.

/(3.)/ For the period from November 1, 1995 (inception of offering) to June 30, 1996.

/(4.)/ For the period from August 17, 1993 (inception of offering) to June 30, 1994. Per share calculated based on the weighted average number of shares outstanding during the period.

/(5.)/ Assumes a hypothetical initial investment on the business day before the first day of the fiscal period (or inception of offering), with all dividends and distributions reinvested in additional shares on the reinvestment date, and redemption at the net asset value calculated on the last business day of the fiscal period. Sales charges are not reflected in the total returns. Total returns are not annualized for periods of less than one full year.

28 Oppenheimer Growth Fund

=========================================================================================

=========================================================================================

Class Y
-----------------------------------------------------------------------------------------


Year Ended August 31,                            Year Ended June 30,
1998             1997           1996/(2)/        1996            1995          1994/(1)/
=========================================================================================

  $40.43          $33.69         $33.42           $30.80         $26.64        $28.08
-----------------------------------------------------------------------------------------

     .87             .66            .08              .46            .30           .02
   (5.09)          10.42            .19             5.70           6.92         (1.46)
  ------          ------         ------           ------         ------        ------

   (4.22)          11.08            .27             6.16           7.22         (1.44)

-----------------------------------------------------------------------------------------

    (.77)           (.57)            --             (.44)          (.26)           --
   (3.90)          (3.77)            --            (3.10)         (2.80)           --
  ------          ------         ------           ------         ------        ------

   (4.67)          (4.34)            --            (3.54)         (3.06)           --
-----------------------------------------------------------------------------------------
  $31.54          $40.43         $33.69           $33.42         $30.80        $26.64
  ======          ======         ======           ======         ======        ======

=========================================================================================
  (11.38)%         35.36%          0.81%           21.10%         29.59%        (5.13)%

=========================================================================================


$132,146         $96,679        $18,497          $16,110         $3,189            $9
-----------------------------------------------------------------------------------------
$135,098         $62,619        $16,792           $9,384           $536           $10
-----------------------------------------------------------------------------------------

    2.16%           2.00%          1.67%/(6)/       1.56%          1.54%         1.09%/(6)/
    0.71%           0.77%          0.87%/(6)/       0.94%          1.04%         1.25%/(6)/
-----------------------------------------------------------------------------------------
    34.4%           25.3%           6.3%            38.0%          35.4%         19.8%

/(6.)/ Annualized.

/(7.)/ The lesser of purchases or sales of portfolio securities for a period, divided by the monthly average of the market value of portfolio securities owned during the period. Securities with a maturity or expiration date at the time of acquisition of one year or less are excluded from the calculation. Purchases and sales of investment securities (excluding short-term securities) for the period ended August 31, 1998 were $817,732,037 and $415,374,426, respectively.

See accompanying Notes to Financial Statements.

29 Oppenheimer Growth Fund

================================================================================
Notes to Financial Statements
================================================================================


================================================================================
1. Significant Accounting Policies

Oppenheimer Growth Fund (the Fund) is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The Fund's investment objective is to seek capital appreciation. The Fund's investment advisor is OppenheimerFunds, Inc. (the Manager). The Fund offers Class A, Class B, Class C and Class Y shares. Class A shares are sold with a front-end sales charge. Class B and Class C shares may be subject to a contingent deferred sales charge. All classes of shares have identical rights to earnings, assets and voting privileges, except that each class has its own expenses directly attributable to that class and exclusive voting rights with respect to matters affecting that class. Classes A, B and C have separate distribution and/or service plans. No such plan has been adopted for Class Y shares. Class B shares will automatically convert to Class A shares six years after the date of purchase. The following is a summary of significant accounting policies consistently followed by the Fund.

--------------------------------------------------------------------------------
Investment Valuation. Portfolio securities are valued at the close of the New York Stock Exchange on each trading day. Listed and unlisted securities for which such information is regularly reported are valued at the last sale price of the day or, in the absence of sales, at values based on the closing bid or the last sale price on the prior trading day. Long-term and short-term "non-money market" debt securities are valued by a portfolio pricing service approved by the Board of Trustees. Such securities which cannot be valued by an approved portfolio pricing service are valued using dealer-supplied valuations provided the Manager is satisfied that the firm rendering the quotes is reliable and that the quotes reflect current market value, or are valued under consistently applied procedures established by the Board of Trustees to determine fair value in good faith. Short-term "money market type" debt securities having a remaining maturity of 60 days or less are valued at cost (or last determined market value) adjusted for amortization to maturity of any premium or discount. Forward foreign currency exchange contracts are valued based on closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer.

--------------------------------------------------------------------------------
Foreign Currency Translation. The accounting records of the Fund are maintained in U.S. dollars. Prices of securities denominated in foreign currencies are translated into U.S. dollars at the closing rates of exchange. Amounts related to the purchase and sale of foreign securities and investment income are translated at the rates of exchange prevailing on the respective dates of such transactions.

     The effect of changes in foreign currency exchange rates on investments is separately identified from fluctuations arising from changes in market values of securities held and reported with all other foreign currency gains and losses in the Fund's Statement of Operations.


30 Oppenheimer Growth Fund

================================================================================

================================================================================


================================================================================
Repurchase Agreements. The Fund requires the custodian to take possession, to have legally segregated in the Federal Reserve Book Entry System or to have segregated within the custodian's vault, all securities held as collateral for repurchase agreements. The market value of the underlying securities is required to be at least 102% of the resale price at the time of purchase. If the seller of the agreement defaults and the value of the collateral declines, or if the seller enters an insolvency proceeding, realization of the value of the collateral by the Fund may be delayed or limited.

--------------------------------------------------------------------------------
Allocation of Income, Expenses, Gains and Losses. Income, expenses (other than those attributable to a specific class), gains and losses are allocated daily to each class of shares based upon the relative proportion of net assets represented by such class. Operating expenses directly attributable to a specific class are charged against the operations of that class.

--------------------------------------------------------------------------------
Federal Taxes. The Fund intends to continue to comply with provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income, including any net realized gain on investments not offset by loss carryovers, to shareholders. Therefore, no federal income or excise tax provision is required.

--------------------------------------------------------------------------------
Trustees' Fees and Expenses. The Fund has adopted a nonfunded retirement plan for the Fund's independent trustees. Benefits are based on years of service and fees paid to each trustee during the years of service. During the year ended August 31, 1998, a provision of $55,231 was made for the Fund's projected benefit obligations, and payments of $11,314 were made to retired trustees, resulting in an accumulated liability of $248,650 at August 31, 1998.

     The Board of Trustees has adopted a deferred compensation plan for independent Trustees that enables Trustees to elect to defer receipt of all or a portion of annual fees they are entitled to receive from the Fund. Under the plan, the compensation deferred is periodically adjusted as though an equivalent amount had been invested for the Trustee in shares of one or more Oppenheimer funds selected by the Trustee. The amount paid to the Trustee under the plan will be determined based upon the performance of the selected funds. Deferral of Trustees' fees under the plan will not affect the net assets of the Fund, and will not materially affect the Fund's assets, liabilities or net income per share.

--------------------------------------------------------------------------------
Distributions to Shareholders. Dividends and distributions to shareholders are recorded on the ex-dividend date.


31 Oppenheimer Growth Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================


================================================================================
1. Significant Accounting Policies (continued)

Classification of Distributions to Shareholders. Net investment income (loss) and net realized gain (loss) may differ for financial statement and tax purposes primarily because of the recognition of certain foreign currency gains (losses) as ordinary income (loss) for tax purposes. The character of the distributions made during the year from net investment income or net realized gains may differ from its ultimate characterization for federal income tax purposes. Also, due to timing of dividend distributions, the fiscal year in which amounts are distributed may differ from the fiscal year in which the income or realized gain was recorded by the Fund.

     The Fund adjusts the classification of distributions to shareholders to reflect the differences between financial statement amounts and distributions determined in accordance with income tax regulations. Accordingly, during the year ended August 31, 1998, amounts have been reclassified to reflect a decrease in undistributed net investment income of $35,619. Accumulated realized gain on investments was increased by the same amount.

--------------------------------------------------------------------------------
Other. Investment transactions are accounted for on the date the investments are purchased or sold (trade date) and dividend income is recorded on the ex-dividend date. Realized gains and losses on investments and unrealized appreciation and depreciation are determined on an identified cost basis, which is the same basis used for federal income tax purposes.

     The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


32 Oppenheimer Growth Fund

=====================================================================================================

=====================================================================================================


=====================================================================================================
2. Shares of Beneficial Interest

The Fund has authorized an unlimited number of no par value shares of beneficial interest. Transactions in shares of beneficial interest were as follows:

                                 Year Ended August 31, 1998            Year Ended August 31, 1997
                                 -----------------------------         ------------------------------
                                 Shares          Amount                Shares          Amount
-----------------------------------------------------------------------------------------------------
Class A:

Sold                              7,116,243      $ 273,834,013          7,438,778      $ 270,007,705
Dividends and
distributions reinvested          5,167,731        177,822,050          4,120,561        140,121,073
Issued in conjunction
with the acquisition of
Jefferson-Pilot Capital
Appreciation Fund, Inc.--
Note 6                                   --                 --          1,196,229         40,529,263
Redeemed                         (8,622,642)      (325,351,474)        (6,871,542)      (247,804,123)
                                 ----------      -------------         ----------      -------------
Net increase                      3,661,332      $ 126,304,589          5,884,026      $ 202,853,918
                                 ==========      =============         ==========      =============

-----------------------------------------------------------------------------------------------------
Class B:

Sold                              4,830,243      $ 179,390,806          3,854,380      $ 137,203,025
Dividends and
distributions reinvested          1,028,206         34,455,190            542,057         18,050,580
Redeemed                         (2,261,854)       (82,873,544)        (1,343,411)       (46,985,380)
                                 ----------      -------------         ----------      -------------
Net increase                      3,596,595      $ 130,972,452          3,053,026      $ 108,268,225
                                 ==========      =============         ==========      =============

-----------------------------------------------------------------------------------------------------
Class C:

Sold                                920,879      $  34,571,489            621,652      $  22,634,387
Dividends and
distributions reinvested            118,209          4,012,030             26,886            907,142
Redeemed                           (310,357)       (11,499,870)           (93,205)        (3,352,780)
                                 ----------      -------------         ----------      -------------
Net increase                        728,731      $  27,083,649            555,333      $  20,188,749
                                 ==========      =============         ==========      =============

-----------------------------------------------------------------------------------------------------
Class Y:

Sold                              2,414,934      $  89,265,515          2,052,812      $  73,903,563
Dividends and
distributions reinvested            361,268         12,409,557            166,588          5,654,002
Redeemed                           (978,523)       (36,921,017)          (376,914)       (13,737,643)
                                 ----------      -------------         ----------      -------------
Net increase                      1,797,679      $  64,754,055          1,842,486      $  65,819,922
                                 ==========      =============         ==========      =============


33 Oppenheimer Growth Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================


================================================================================
3. Unrealized Gains and Losses on Investments

At August 31, 1998, net unrealized appreciation on investments of $74,235,438 was composed of gross appreciation of $338,937,969, and gross depreciation of $264,702,531.

================================================================================
4. Management Fees and Other Transactions with Affiliates

Management fees paid to the Manager were in accordance with the investment advisory agreement with the Fund which provides for a fee of 0.75% of the first $200 million of average annual net assets, 0.72% of the next $200 million, 0.69% of the next $200 million, 0.66% of the next $200 million, 0.60% of the next $700 million, 0.58% of the next $1 billion, and 0.56% of average annual net assets in excess of $2.5 billion. The agreement was amended per resolutions adopted by the Board of Trustees on December 11, 1997, to add the final breakpoint of 0.56% on average annual net assets in excess of $2.5 billion.

     For the year ended August 31, 1998, commissions (sales charges paid by investors) on sales of Class A shares totaled $4,793,199, of which $1,473,182 was retained by Oppenheimer Funds Distributor, Inc. (OFDI), a subsidiary of the Manager, as general distributor, and by an affiliated broker/dealer. Sales charges advanced to broker/dealers by OFDI on sales of the Fund's Class B and Class C shares totaled $5,878,634 and $279,520, respectively, of which $534,635 and $11,693, respectively, was paid to an affiliated broker/dealer. During the year ended August 31, 1998, OFDI received contingent deferred sales charges of $653,854 and $16,163, respectively, upon redemption of Class B and Class C shares, as reimbursement for sales commissions advanced by OFDI at the time of sale of such shares.

     OppenheimerFunds Services (OFS), a division of the Manager, is the transfer and shareholder servicing agent for the Fund and other Oppenheimer funds. OFS's total costs of providing such services are allocated ratably to these funds.

     The Fund has adopted a Service Plan for Class A shares to reimburse OFDI for a portion of its costs incurred in connection with the personal service and maintenance of shareholder accounts that hold Class A shares. Reimbursement is made quarterly at an annual rate that may not exceed 0.25% of the average annual net assets of Class A shares of the Fund. OFDI uses the service fee to reimburse brokers, dealers, banks and other financial institutions quarterly for providing personal service and maintenance of accounts of their customers that hold Class A shares. During the year ended August 31, 1998, OFDI paid $138,819 to an affiliated broker/dealer as reimbursement for Class A personal service and maintenance expenses.

34 Oppenheimer Growth Fund

================================================================================

================================================================================


================================================================================
The Fund has adopted a Distribution and Service Plan for Class B shares to reimburse OFDI for its costs in distributing Class B shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class B shares. OFDI also receives a service fee of 0.25% per year to reimburse dealers for providing personal services for accounts that hold Class B shares. Each fee is computed on the average annual net assets of Class B shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $33,482 to an affiliated broker/dealer as reimbursement for Class B personal service and maintenance expenses and retained $2,992,925 as reimbursement for Class B sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $10,573,708 for Class B.

     The Fund has adopted a Distribution and Service Plan for Class C shares to compensate OFDI for its costs in distributing Class C shares and servicing accounts. Under the Plan, the Fund pays OFDI an annual asset-based sales charge of 0.75% per year for its services rendered in distributing Class C shares. OFDI also receives a service fee of 0.25% per year to compensate dealers for providing personal services for accounts that hold Class C shares. Each fee is computed on the average annual net assets of Class C shares, determined as of the close of each regular business day. During the year ended August 31, 1998, OFDI paid $3,174 to an affiliated broker/dealer as compensation for Class C personal service and maintenance expenses and retained $315,938 as compensation for Class C sales commissions and service fee advances, as well as financing costs. If the Plan is terminated by the Fund, the Board of Trustees may allow the Fund to continue payments of the asset-based sales charge to OFDI for distributing shares before the Plan was terminated. As of August 31, 1998, OFDI had incurred excess distribution and servicing costs of $493,868 for Class C.

================================================================================
5. Forward Contracts

A forward foreign currency exchange contract (forward contract) is a commitment to purchase or sell a foreign currency at a future date, at a negotiated rate.

     The Fund uses forward contracts to seek to manage foreign currency risks. They may also be used to tactically shift portfolio currency risk. The Fund generally enters into forward contracts as a hedge upon the purchase or sale of a security denominated in a foreign currency. In addition, the Fund may enter into such contracts as a hedge against changes in foreign currency exchange rates on portfolio positions.

     Forward contracts are valued based on the closing prices of the forward currency contract rates in the London foreign exchange markets on a daily basis as provided by a reliable bank or dealer. The Fund will realize a gain or loss upon the closing or settlement of the forward transaction.

35 Oppenheimer Growth Fund

================================================================================
Notes to Financial Statements (Continued)
================================================================================


================================================================================
5. Forward Contracts (continued)

Securities held in segregated accounts to cover net exposure on outstanding forward contracts are noted in the Statement of Investments where applicable. Unrealized appreciation of depreciation on forward contracts is reported in the Statements of Assets and Liabilities. Realized gains and losses are reported with all other foreign currency gains and losses in the Fund's Statement of Operations.

     Risks include the potential inability of the counterparty to meet the terms of the contract and unanticipated movements in the value of a foreign currency relative to the U.S. dollar.

================================================================================
6. Acquisition of Jefferson-Pilot Capital Appreciation Fund, Inc.

On December 20, 1996, Oppenheimer Growth Fund acquired all the net assets of Jefferson-Pilot Capital Appreciation Fund, Inc., (J-P Capital) pursuant to an agreement and plan of reorganization approved by the J-P Capital shareholders on December 3, 1996. The Fund issued 1,196,229 shares of beneficial interest valued at $40,529,263, in exchange for the net assets of J-P Capital, resulting in combined net assets of $1,559,572,986 on December 20, 1996. The net assets acquired included net unrealized appreciation of $10,448,341. The exchange qualified as a tax-free reorganization for federal income tax purposes.

================================================================================
7. Bank Borrowings

The Fund may borrow from a bank for temporary or emergency purposes including, without limitation, funding of shareholder redemptions provided asset coverage for borrowings exceeds 300%. The Fund has entered into an agreement which enables it to participate with other Oppenheimer funds in an unsecured line of credit with a bank, which permits borrowings up to $400 million, collectively. Interest is charged to each fund, based on its borrowings, at a rate equal to the Federal Funds Rate plus 0.35%. Borrowings are payable 30 days after such loan is executed. The Fund also pays a commitment fee equal to its pro rata share of the average unutilized amount of the credit facility at a rate of 0.0575% per annum.

     The Fund had no borrowings outstanding during the year ended August 31, 1998.

36 Oppenheimer Growth Fund

================================================================================
Independent Auditors' Report
================================================================================


================================================================================
The Board of Trustees and Shareholders of
Oppenheimer Growth Fund:

We have audited the accompanying statements of investments and assets and liabilities of Oppenheimer Growth Fund as of August 31, 1998, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the two-month period ended August 31, 1996, and each of the years in the three-year period ended June 30, 1996. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

     We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights. Our procedures included confirmation of securities owned as of August 31, 1998, by correspondence with the custodian and brokers; and where confirmations were not received from brokers, we performed other auditing procedures. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

     In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Oppenheimer Growth Fund as of August 31, 1998, the results of its operations for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the two-year period then ended, the two-month period ended August 31, 1996, and each of the years in the three-year period ended June 30, 1996, in conformity with generally accepted accounting principles.


KPMG Peat Marwick LLP

Denver, Colorado
September 22, 1998

37 Oppenheimer Growth Fund

================================================================================
Federal Income Tax Information (Unaudited)
================================================================================


================================================================================
In early 1999, shareholders will receive information regarding all dividends and distributions paid to them by the Fund during calendar year 1998. Regulations of the U.S. Treasury Department require the Fund to report this information to the Internal Revenue Service.

     Distributions of $4.5649, $4.3399, $4.4151 and $4.6729 per share were paid to Class A, Class B, Class C and Class Y shareholders, respectively, on December 19, 1997, of which, for each class of shares, $1.9028 was designated as a capital gain distribution in the "28% Rate Group" and $1.5512 was designated as a capital gain distribution in the "20% Rate Group" for federal income tax purposes. Whether received in stock or cash, the capital gain distribution should be treated by shareholders as a gain from the sale of capital assets.

     Dividends paid by the Fund during the year ended August 31, 1998, which are not designated as capital gain distributions should be multiplied by 16.62% to arrive at the net amount eligible for the corporate dividend-received deduction.

     The foregoing information is presented to assist shareholders in reporting distributions received from the Fund to the Internal Revenue Service. Because of the complexity of the federal regulations which may affect your individual tax return and the many variations in state and local tax regulations, we recommend that you consult your tax advisor for specific guidance.

38 Oppenheimer Growth Fund

================================================================================
Oppenheimer Growth Fund
================================================================================


================================================================================
Officers and Trustees    Leon Levy, Chairman of the Board of Trustees
                         Donald W. Spiro, Vice Chairman of the Board of Trustees
                         Bridget A. Macaskill, Trustee and President
                         Robert G. Galli, Trustee
                         Benjamin Lipstein, Trustee
                         Elizabeth B. Moynihan, Trustee
                         Kenneth A. Randall, Trustee
                         Edward V. Regan, Trustee
                         Russell S. Reynolds, Jr., Trustee
                         Pauline Trigere, Trustee
                         Clayton K. Yeutter, Trustee
                         Robert C. Doll, Jr., Vice President
                         George C. Bowen, Treasurer
                         Robert J. Bishop, Assistant Treasurer
                         Scott T. Farrar, Assistant Treasurer
                         Andrew J. Donohue, Secretary
                         Robert G. Zack, Assistant Secretary

================================================================================
Investment Advisor       OppenheimerFunds, Inc.

================================================================================
Distributor              OppenheimerFunds Distributor, Inc.

================================================================================
Transfer and Shareholder OppenheimerFunds Services
Servicing Agent

================================================================================
Custodian of             The Bank of New York
Portfolio Securities

================================================================================
Independent Auditors     KPMG Peat Marwick LLP

================================================================================
Legal Counsel            Gordon Altman Butowsky Weitzen Shalov & Wein

                         This is a copy of a report to shareholders of Oppenheimer Growth Fund. This report must be preceded or accompanied by a Prospectus of Oppenheimer Growth Fund. For material information concerning the Fund, see the Prospectus.

                         Shares of Oppenheimer funds are not deposits or obligations of any bank, are not guaranteed by any bank, and are not insured by the FDIC or any other agency, and involve investment risks, including possible loss of the principal amount invested.

39 Oppenheimer Growth Fund

Information and services
--------------------------------------------------------------------------------

As an Oppenheimer fund shareholder, you have some special privileges. Whether it's automatic investment plans, informative newsletters and hotlines, or ready account access, you can benefit from services designed to make investing simple.

      And when you need help, our Customer Service Representatives are only a toll-free phone call away. They can provide information about your account and handle administrative requests. You can reach them at our General Information number.

      When you want to make a transaction, you can do it easily by calling our toll-free Telephone Transactions number or by visiting our website. And, by enrolling in AccountLink, a convenient service that "links" your Oppenheimer funds accounts and your bank checking or savings account, you can use the Telephone Transactions number or website to make investments.

      For added convenience, you can get automated information with OppenheimerFunds PhoneLink service, available 24 hours a day, 7 days a week. PhoneLink gives you access to a variety of fund, account, and market information. Of course, you can always speak with a Customer Service Representative during the General Information hours shown at the left.

      You can count on us whenever you need assistance. That's why the International Customer Service Association, an independent, nonprofit organization made up of over 3,200 customer service management professionals from around the country, honored the Oppenheimer funds' transfer agent, OppenheimerFunds Services, with their Award of Excellence in 1993.

      So call us today, or visit us at our website at www.oppenheimerfunds.com--we're here to help.


Internet
24-hr access to account information. Online transactions now available

  www.oppenheimerfunds.com


General Information
Mon-Fri 8:30am-9pm ET
Sat 10am-4pm ET

  1-800-525-7048


Account Transactions
Mon-Fri 8:30am-8pm ET

  1-800-852-8457


PhoneLink
24-hr automated information
and automated transactions

  1-800-533-3310


Telecommunication Device
for the Deaf (TDD)
Mon-Fri 8:30am-2pm ET

  1-800-843-4461


OppenheimerFunds
Information Hotline

24 hours a day, timely and
insightful messages on the
economy and issues that
affect your investments

  1-800-835-3104


                                                      [LOGO] OppenheimerFunds(R)
                                                               Distributor, Inc.

RA0270.001.0898  October 30, 1998